SUPPLEMENT DATED AUGUST 30, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

OF MATTHEWS ASIA FUNDS DATED APRIL 30, 2013

Effective immediately, the following sentence replaces the third sentence of the first paragraph under the “Risks of Investing in Foreign Countries” section on page 13 of the Statement of Additional Information:

The Matthews India, Matthews Japan and Matthews Korea Funds may each invest up to 20% of its total assets in securities located outside of India, Japan and South Korea, respectively; the Matthews China, Matthews China Dividend and Matthews China Small Companies Funds may each invest up to 20% of its total assets in securities located outside of China.

Effective immediately, the following sentence replaces the first sentence of the second paragraph under the “Risks of Investing in Foreign Countries” section on page 13 of the Statement of Additional Information:

The Matthews India Fund, Matthews Japan Fund and Matthews Korea Fund concentrate their investments, respectively, in securities of Indian, Japanese or South Korean companies; the Matthews China Fund, Matthews China Dividend Fund and Matthews China Small Companies Fund concentrate their investments in securities of Chinese companies.

Please retain this Supplement with your records.